EXHIBIT 99.1

Execution Copy

ARCH CAPITAL GROUP LTD.

(a Bermuda limited company)

5,000,000 Shares

7.875% Non-Cumulative Preferred Shares, Series B

PURCHASE AGREEMENT

Dated: as of May 17, 2006

SECTION 1.	Representations and Warranties of the Company.

(a)	Representations and Warranties by the Company

(i)	Status under the Securities Act

(ii)	Registration Statement, Prospectus and Disclosure at Time of Sale

(iii)	Incorporated Documents

(iv)	Independent Accountants

(v)	Financial Statements

(vi)	No Material Adverse Change in Business

(vii)	Good Standing of the Company

(viii)	Good Standing of Subsidiaries

(ix)	Capitalization

(x)	Authorization of Agreement

(xi)	Authorization and Description of Securities

(xii)	Absence of Claim to Commission or Fee

(xiii)	Absence of Defaults and Conflicts

(xiv)	Compliance with Laws

(xv)	Absence of Labor Dispute

(xvi)	Absence of Proceedings

(xvii)	Accuracy of Exhibits

(xviii)	Possession of Intellectual Property

(xix)	Absence of Further Requirements

(xx)	Possession of Licenses and Permits

(xxi)	Title to Property

(xxii)	Compliance with Cuba Act

(xxiii)	Investment Company Act

i

(xxiv)	1934 Act Reporting

(xxv)	No Manipulation

(xxvi)	Insurance Laws

(xxvii)	Full Force and Effect of Treaties

(xxviii)	Dividends

(xxix)	Change in Insurance Laws or Regulations

(xxx)	Absence of Registration Rights

(xxxi)	Internal Accounting and Controls

(xxxii)	Compliance with Sarbanes-Oxley

(xxxiii)	Pending Proceedings and Examinations

(b)	Officer’s Certificates

SECTION 2.	Sale and Delivery to Underwriters; Closing.

(a)	Securities

(b)	Payment

(c)	Denominations; Registration

SECTION 3.	Covenants of the Company

(a)	Compliance with Securities Regulations and Commission Requests

(b)	Filing of Amendments; Preparation of Final Term Sheet

(c)	Delivery of Registration Statements

(d)	Delivery of Prospectuses

(e)	Continued Compliance with Securities Laws

(f)	Blue Sky Qualifications

(g)	Rule 158

(h)	Use of Proceeds

(i)	Listing

(j)	Restriction on Sale of Securities

(k)	Reporting Requirements

(l)	Issuer Free Writing Prospectuses

(m)	DTC

SECTION 4.	Payment of Expenses.

(a)	Expenses

(b)	Termination of Agreement

SECTION 5.	Conditions of Underwriters’ Obligations

(a)	Effectiveness of Registration Statement

(b)	Opinions of Counsel for Company

(c)	Opinion of Counsel for Underwriters

(d)	Officers’ Certificate

(e)	Accountant’s Comfort Letter

(f)	Bring-down Comfort Letter

(g)	DTC Eligibility

(h)	Additional Documents

(i)	Termination of Agreement

SECTION 6.	Indemnification.

(a)	Indemnification of Underwriters

(b)	Indemnification of Company, Directors and Officers

(c)	Actions Against Parties; Notification

(d)	Settlement Without Consent if Failure to Reimburse

SECTION 7.	Contribution

SECTION 8.	Representations, Warranties and Agreements to Survive Delivery

SECTION 9.	Termination of Agreement.

(a)	Termination; General

(b)	Liabilities

SECTION 10.	Default by One or More of the Underwriters

SECTION 11.	Notices

SECTION 12.	No Advisory or Fiduciary Relationship

SECTION 13.	Parties

SECTION 14.	GOVERNING LAW AND TIME; CONSENT TO JURISDICTION

SECTION 15.	TIME

SECTION 16.	Counterparts

SECTION 17.	Effect of Headings

SCHEDULES

Schedule A	—	List of Underwriters
Schedule B	—	Issuer General Use Free Writing Prospectuses
Schedule C	—	Subsidiaries
Schedule D	—	Pricing Information

EXHIBITS

Exhibit A-1	—	Form of Opinion of Company’s Counsel
Exhibit A-2	—	Form of Opinion of Company’s Bermuda Counsel
Exhibit A-3	—	Form of Opinion of Local Counsel
Exhibit B	—	Form of Final Term Sheet

ARCH CAPITAL GROUP LTD.

(a Bermuda limited company)

5,000,000 Shares

7.875% Non-Cumulative Preferred Shares, Series B

(Par Value $0.01 Per Share)

PURCHASE AGREEMENT

Dated, as of May 17, 2006

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
as Representative of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

Arch Capital Group Ltd., a Bermuda company (the “Company”), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Company, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of 7.875% Non-Cumulative Preferred Shares, Series B, par value $0.01 per share, of the Company (the “Preferred Shares”) set forth in Schedule A hereto. The aforesaid 5,000,000 Preferred Shares to be purchased by the Underwriters are hereinafter called the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-117099), including a preliminary prospectus relating to the Securities, which relates to the offering from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), of certain of its debt and equity securities (including the Securities), on or prior to the date of this Agree-

ment. Such registration statement, as amended on or prior to the date of this Agreement, has been declared effective by the Commission and covers the registration of the Securities under the 1933 Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B of the rules and regulations of the Commission (the “1933 Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is herein referred to as the “Rule 430B Information.”  Each prospectus used in connection with the offering of the Securities that omitted Rule 430B Information is herein called a “preliminary prospectus.”  Such registration statement, at any given time, as amended on or prior to the date of this Agreement, including the amendments thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act Regulations, is herein called the “Registration Statement.”  Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement  The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution of this Agreement and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing, of any document under the Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 1.            Representations and Warranties of the Company.

(a)  Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(ii) hereof, as of the Closing Time referred to in Section 2(b) hereof and agrees with each Underwriter, as follows:

(i)  Status under the Securities Act. At the time of filing of the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 of the 1933 Act (“Rule 405”).

(ii)  Registration Statement, Prospectus and Disclosure at Time of Sale. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto or filed pursuant to Rule 424 under the 1933 Act) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the time of the filing of the Final Term Sheet, the General Disclosure Package, when considered together with the Final Term Sheet (as defined in Section 3(b)), did not include any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 9:35 a.m. (Eastern time) on May 17, 2006 or such other time as agreed by the Company and the Representative.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule B hereto.

“Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

Each Issuer General Use Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the issuer notified or notifies the Representative as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus, the Statutory Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein.

(iii)  Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus or any amendment or supplement thereto, when they become effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), as applicable, and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of Securities in this offering and (c) at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv)  Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are an independent registered public accounting firm within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the 1933 Act and the 1933 Act Regulations.

(v)  Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus. In addition, any pro forma information contained in the financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus have been prepared in accordance with the Commission’s rules and guidelines with respect to preparation of pro forma information in financial statements. The financial information included under the captions “Ratio of Earnings to Fixed Charges and Preference Share Dividends” and under the line item and column “As Adjusted” under “Capitalization,” respectively, in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein, and has been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein and any as adjusted columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(vi)  No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(vii)  Good Standing of the Company. The Company has been duly organized and is validly existing as a limited company in good standing under the laws of Bermuda and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(viii)  Good Standing of Subsidiaries. Each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such subsidiary (other than preferred shares that may be issued in the ordinary course of business by Alternative Re Holdings Limited, Alternative Re Holdings Limited, Alternative Insurance Company Limited and Alternative Re, Ltd.) has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. The term subsidiary includes the subsidiaries listed on Schedule C hereto. There are no material subsidiaries of the Company that are not listed on Schedule C hereto.

(ix)  Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus, pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus or otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus). The issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(x)  Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xi)  Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Preferred Shares conform, in all material respects, to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms, in all material respects, to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

(xii)  Absence of Claim to Commission or Fee. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person  that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(xiii)  Absence of Defaults and Conflicts. The Company is not in violation of its memorandum of association or bye-laws. None of the Company’s subsidiaries is in violation of its organizational documents, except for such violations that would not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”) except for such defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclo-

sure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter or bye-laws of the Company or any subsidiary or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations (except where such violations with respect to this Section 1(xiii)(ii) would not, singly or in the aggregate, have a Material Adverse Effect). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(xiv)  Compliance with Laws. The Company and each of its subsidiaries is in compliance with the requirements of all laws, ordinances, governmental regulations or court decree to which it may be subject, and has filed all notices, reports, documents or other information required to be filed thereunder except where the failure to so comply or file would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xv)  Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xvi)  Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein) which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordi-

nary routine litigation incidental to the business, would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xvii)  Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xviii)  Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to possess such Intellectual Property would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xix)  Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or other applicable state securities laws including the laws of Bermuda.

(xx)  Possession of Licenses and Permits. The Company and its subsidiaries (i) possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or Bermuda or other foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and (ii) are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess or comply would not, singly or in the aggregate, have a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which would, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, have a Material Adverse Effect.

(xxi)  Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (b) would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any leases or subleases under which the Company or any of its subsidiaries holds properties as described in the Registration Statement, the General Disclosure Package and the Prospectus, or affecting or questioning the rights of the Company or any subsidiary to the continued possession of the leased or subleased premises under any lease or sublease which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxii)  Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the “Cuba Act”) or is exempt therefrom.

(xxiii)  Investment Company Act. Neither the Company nor any of its subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxiv)  1934 Act Reporting. The Company is subject to the reporting requirements of Section 13 of the 1934 Act and files reports with the Commission on EDGAR.

(xxv)  No Manipulation. None of the Company, its affiliates or to the best of the Company’s knowledge, any of its officers or directors has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, in each case, in any manner that would violate the 1933 Act, the 1934 Act, or the rules and regulations of the Commission.

(xxvi)  Insurance Laws. Each of the Insurance Subsidiaries is duly licensed or authorized as an insurer or reinsurer in each jurisdiction where it is required to be so licensed or authorized in order to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the Company and its subsidiaries that is so required, has filed all reports, information statements and other documents with the insurance regulatory authorities of its jurisdiction of incorpora tion and domicile as are required to be filed pursuant to the insurance statutes of such jurisdictions, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (the “Insurance Laws”), and has duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the Insurance Laws, except where the failure to file such statements or reports or pay such taxes would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each of the Company and its subsidiaries maintains its books and records in accordance with the Insurance Laws, except where the failure to so maintain its books and records would not reasonably be expected to have a Material Adverse Effect. Each of the Company and its subsidiaries is in compliance with the requirements of the Insurance Laws of its jurisdiction of incorporation and the Insurance Laws of other jurisdictions which are applicable to the Company or such subsidiary except where the failure to comply would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of the Insurance Subsidiaries and Holding Company Subsidiaries has received approvals of acquisition of control and/or affiliate transactions in each jurisdiction where such approvals are required.

(xxvii)  Full Force and Effect of Treaties. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all retrocessional and reinsurance treaties, contracts and arrangements to which the Company or any of the subsidiaries is a party are in full force and effect and none of the Company or any of its subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure to be in full force and effect and except where any such violation or default would not, singly or in the aggregate, have a Material Adverse Effect; none of the Company or any of its subsidiaries has received any written notice from any of the other parties to such treaties, contracts or agreements which are material to its business that such other party intends not to perform in any material respect such treaty, contract or agreement, and none of the Company and its subsidiaries have been notified in writing that any of the parties to such treaties, contracts or agreements will be unable to perform such treaty, contract, agreement or arrangement, except where such non-performance would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(xxviii)  Dividends. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, no insurance regulatory agency or body has issued any order or decree, impairing, restricting or prohibiting the payment of dividends of any company, including the Company or subsidiary to its respective parent which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxix)   Change in Insurance Laws or Regulations. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, to the knowledge of the Company, its Insurance Subsidiaries and Holding Subsidiaries, no

change in any insurance law or regulation is pending that would reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xxx)  Absence of Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no person or entity has the right to require registration of Preferred Shares or other securities of the Company because of the filing or effectiveness of the Registration Statement or sale of the Securities or otherwise, except for persons and entities who have expressly waived such right in writing.

(xxxi)  Internal Accounting and Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxii)  Compliance with Sarbanes-Oxley. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, including the related rules and regulations promulgated thereunder by the Commission and the Nasdaq National Market, Inc. (the “Nasdaq National Market”) except where failure to comply would not, singly or in the aggregate, have a Material Adverse Effect.

(xxxiii)  Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

(b)  Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries, on behalf of the Company, delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

SECTION 2.            Sale and Delivery to Underwriters; Closing.

(a)  Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule D, the number of Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b)  Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (Eastern time) on the fifth (sixth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called “Closing Time”).

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

(c)  Denominations; Registration. Certificates for the Securities shall be in such denominations and registered in such names as the Representative may request in writing at least two full business days before the Closing Time. The certificates for the Securities will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

SECTION 3.            Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)  Compliance with Securities Regulations and Commission Requests. Prior to the termination of the offering of the Securities, the Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Securities shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed or any document that would as a result thereof be incorporated by reference in the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filings of a new registration statement or any amendment or supplement to the Prospectus or for any additional information that relates to the Securities, the offering thereof or any information or document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)  Filing of Amendments; Preparation of Final Term Sheet. Prior to the termination of the offering of the Securities, the Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Securities (including any filing under Rule 462(b)), or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and, subject to the terms of applicable laws, rules and regulations, the Company will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and, subject to the terms of applicable laws, rules and regulations, will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably and timely object. The Company has given the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and, subject to the terms of applicable laws, rules and regulations, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably and timely object. The Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Securities, in the form attached hereto as Exhibit B on the day on which such final terms of the Securities are determined, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 as soon as reasonably practicable following the Applicable Time; provided that the Company shall furnish the Representative with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representative or counsel to the Underwriters shall object. Notwithstanding anything contained in this paragraph (b) to the contrary, the Company shall not be required to obtain any consent of the Representative to make any filing or disclosure that it deems necessary, required or advisable under the 1934 Act or the rules and regulations promulgated thereunder; provided, however, that the Company shall give the Representative reasonable prior notice of such filings or disclosure.

(c)  Delivery of Registration Statements. Prior to the termination of the offering of the Securities, the Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed copies of all consents and certificates of experts, and will also deliver to the Representative for each of the Underwriters, without charge, a con-

formed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits). The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)  Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, an electronic copy of each preliminary prospectus, and the Company hereby consents to the use of such copies in connection with the offering of the Securities or as required or permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)  Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations and other applicable securities laws including the laws of Bermuda so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(b), such amendment, supplement or new registration statement (if it is not an automatic shelf registration statement with respect to the Securities) as may be necessary to correct such statement or omission or to comply with such requirements and the Company will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request. Prior to the termination of the offering of Securities, if at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or the Statutory Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement (which may include the filing of a Form 8-K), at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)  Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securi-

ties laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

(g)  Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)  Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner described in the Prospectus under “Use of Proceeds” and such proceeds shall not be applied directly to repay amounts outstanding under the Company’ or any affiliate of the Company’s existing revolving credit facility or existing letter of credit facilities.

(i)  Listing. The Company will use its commercially reasonable efforts to apply to have the Securities approved for listing on the New York Stock Exchange and, once approved, to list the Securities on the New York Stock Exchange; the Company will use its best efforts to list the Securities under the 1934 Act.

(j)  Restriction on Sale of Securities. During a period of 45 days from the date of this Agreement, the Company will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Preferred Shares of the Company or any securities convertible into or exchangeable or exercisable for Preferred Shares, whether now owned or hereafter acquired (including upon exercise of options currently held) or file any registration statement under the 1933 Act (provided, however, that this restriction on filing of any registration statement shall not apply to an amendment to the existing Registration Statement on Form S-3 (No. 333-117099) or a new registration statement replacing such existing registration statement substantially similar thereto to effect an increase in the amount registered, proposed maximum aggregate offering price or offering price per security or registration fees thereunder, provided, further, that this clause shall not permit the actual offering, “take down” or sale of any such Restricted Shares (as defined below) during such 45-day period) with respect to any of the foregoing (all such Preferred Shares, the “Restricted Shares”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Restricted Shares, whether any such swap or transaction is to be settled by delivery of Restricted Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

(k)  Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l)  Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representative (not to be unreasonably withheld or delayed), and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided, however, that prior to the filing of the Final Term Sheet in accordance with Section 3(b), the Underwriters are authorized to use the Final Term Sheet in communications conveying information relating to the offering to investors. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433,  and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. Notwithstanding anything contained in this paragraph (l) to the contrary, the Company shall not be required to obtain any consent of the Representative to make any filing or disclosure that it deems necessary, required or advisable under the 1934 Act or the rules and regulations promulgated thereunder; provided, however, that the Company shall give the Representative reasonable prior notice of such filings.

(m)  DTC. The Company will cooperate with the Representative and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of The Depository Trust Company (“DTC”).

SECTION 4.            Payment of Expenses.

(a)  Expenses. The Company will pay expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with the electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

(b)  Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.            Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or  any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)  Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within in the time period required by with Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B).

(b)  Opinions of Counsel for Company. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of (a) Cahill Gordon & Reindel LLP, counsel for the Company, (b) Conyers Dill & Pearman, Bermuda counsel for the Company and (c) Lamson, Dugan & Murray, Nebraska counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits A-1, A-2 and A-3 hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c)  Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Willkie Farr & Gallagher LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(d)  Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Company signed by the President or a Vice President of the Company and by the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

(e)  Accountant’s Comfort Letter. By the time of the execution of this Agreement, the Representative shall have received from PricewaterhouseCoopers a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)  Bring-down Comfort Letter. At the Closing Time, the Representative shall have received from PricewaterhouseCoopers a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g)  DTC Eligibility. At the Closing Time, the Securities shall be eligible for clearance and settlement through the facilities of DTC.

(h)  Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(i)  Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time and such  termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.            Indemnification.

(a)  Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (the “Designated Entities”) as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto); and, provided further, that the forego-

ing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (i) prior to the Applicable Time the Company shall have notified such Underwriter that the preliminary prospectus, dated May 15, 2006, contains an untrue statement of material fact or omits to state therein a material fact required to be stated therein in order to make the statements therein not misleading, (ii) such untrue statement or omission of a material fact was corrected in an amended or supplemented preliminary prospectus or, where permitted by law, an Issuer Free Writing Prospectus and such corrected preliminary prospectus or Issuer Free Writing Prospectus was provided to such Underwriter sufficiently in advance of the Applicable Time so that such corrected preliminary prospectus or Issuer Free Writing Prospectus could have been conveyed to such person prior to the Applicable Time, (iii) such corrected preliminary prospectus or Issuer Free Writing Prospectus was not conveyed to such person at or prior to the Applicable Time to such person, and (iv) such loss, claim, damage or liability would not have occurred had such corrected preliminary prospectus or Issuer Free Writing Prospectus been conveyed to such person.

(b)  Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein.

(c)  Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative (subject to reasonable satisfaction of the Company) and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company (subject to reasonable satisfaction of the Underwriters). An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each named indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)  Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse in accordance with the terms hereof, the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed, in accordance with the terms hereof, such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable in each case prior to the date of such settlement.

SECTION 7.            Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses referred to in Section 6 incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount and commissions received by the

Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.           Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company, and (ii) delivery of and payment for the Securities.

SECTION 9.            Termination of Agreement.

(a)  Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time if there has been, since the Applicable Time or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement or amendment thereto) or the General Disclosure Package, (i) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating), or (iii) any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof, any declaration of war by Congress or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)  Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof; and provided further that Sections 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10.          Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(a)           if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)           if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.          Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch, 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets. Notices to the Company shall be directed to it at Wessex House, 3rd Floor, 45 Reid Street, Hamilton HM12 Bermuda, attention of Secretary with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, attention of Michael A. Becker, Esq.

SECTION 12.          No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obliga-

tion to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13.          Parties. This Agreement shall inure to the benefit of and be binding upon each of the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14.          GOVERNING LAW AND TIME; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

(a)           With respect to any suit, action or proceeding against its arising out of or relating to this Agreement, the Company irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Courts in each case located in the Borough of Manhattan, City and State of New York. In addition, the Company irrevocably waives any objection which is may now or hereafter have to the laying of venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           For purposes of any such suit, action or proceeding brought in any of the foregoing courts, the Company agrees to maintain an agent for service of process in the Borough of Manhattan, City and State of New York, at all times while any Securities shall be outstanding, and for that purpose the Company hereby irrevocably designates Cahill, Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, c/o Michael A. Becker, Esq., as its agent to receive on its behalf service of process (with a copy of all such service of process to be delivered to Arch Capital Group Ltd. Wessex House, Attention:  Chief Financial Officer) brought against it with respect to any such proceeding in any such court in the Borough of Manhattan, City and State of New York, such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in New York. In the event that such agent for service of process resigns or creases to serve as the agent of the Company, the Company agrees to give notice as provided in Section 11 herein of the name and address of any new agent for service of process with respect to it appointed hereunder.

(c)           If, despite the foregoing, in any such suit, action or proceeding brought in any of the aforesaid courts, there is for any reason no such agent for service of process of the Company available to be served, then to the extent that service of process by mail shall then be permitted by applicable law, the Company further irrevocably consents to the service of process on it in any such suit, action or proceeding in any such court by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 11 hereof.

(d)           Nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Agreement in any other state, country or place.

SECTION 15.          TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 16.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 17.          Effect of Headings. The Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

Very truly yours,

ARCH CAPITAL GROUP LTD.

By	/s/ John D. Vollaro
John D. Vollaro
Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

CONFIRMED AND ACCEPTED,
as of the date first above written:
MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
By:	/s/ Paul Brown
Name: Paul Brown
Title: Director

For itself and as Representative of the other Underwriters named in Schedule A hereto.

[Signature Page to Purchase Agreement]

SCHEDULE A

Name of Underwriter	Number of Securities

Merrill Lynch, Pierce, Fenner & Smith
Incorporated	833,334

Citigroup Global Markets Inc.	833,334

J.P. Morgan Securities Inc.	833,333

Wachovia Capital Markets, LLC	833,333

Credit Suisse Securities (USA) LLC	833,333

UBS Securities LLC	833,333

Total	5,000,000

Sch A-1

SCHEDULE B

ISSUER GENERAL USE FREE WRITING PROSPECTUSES

1.	Final Term Sheet in substantially the form set forth in Exhibit B

Sch B-1

SCHEDULE C

LIST OF SUBSIDIARIES

Name

Arch Reinsurance Ltd.
Arch Capital Group (U.S.) Inc.
Arch Capital Services Inc.
Arch Excess & Surplus Insurance Company
Arch Insurance Company (Europe) Limited
Arch Insurance Company
Arch Insurance Group Inc.
Arch Reinsurance Company
Arch Specialty Insurance Company
Arch Specialty Insurance Agency, Inc.
Arch Capital Holdings Ltd.
Arch Capital UK Ltd.
Arch Risk Transfer Services Ltd.
Alternative Re Holdings Limited
Alternative Underwriting Services, Ltd.
Alternative Re Limited
Alternative Insurance Company Limited
Western Diversified Casualty Insurance Company
Arch Investment Management Ltd.
Arch Underwriting Services Ltd.

Sch C-1

SCHEDULE  D

ARCH CAPITAL GROUP LTD.

5,000,000 Shares

7.875% Non-Cumulative Preferred Shares, Series B

(Par Value $0.01 Per Share)

1.             The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $25.00.

2.             The purchase price per share for the Securities to be paid by the several Underwriters shall be $24.50, being an amount equal to the initial public offering price set forth above less $0.50 per share with respect to Securities reserved for sale to certain institutions, or $24.2125, being an amount equal to the initial public offering price set forth above less $0.7875 per share with respect to the remaining Securities.

Sch D-1

Exhibit A-1

[COMPANY COUNSEL OPINION]

A-1-1

Exhibit A-2

[COMPANY BERMUDA COUNSEL OPINION]

A-2-1

Exhibit A-3

[NEBRASKA REGULATORY COUNSEL OPINION]

A-3-1

Exhibit B

FORM OF FINAL TERM SHEET

Arch Capital Group Ltd.
Non-Cumulative Preferred Shares, Series B

Final Term Sheet

Issuer:	Arch Capital Group Ltd.
Security:	7.875% Non-Cumulative Preferred Shares, Series B

Size:	$125,000,000 (5,000,000 shares)
Maturity:	Perpetual
Ratings (Moody’s / S&P / Fitch):	Baa3 / BB+ / BBB-
Type of security:	SEC Registered
Dividend rights:

7.875% of the liquidation preference per annum, when, as and if declared by the board of directors, on a non-cumulative basis. If declared, the dividend payable on the period from May 24, 2006 to August 15, 2006 would be $0.44 per preferred share.

Dividend payment dates:	February 15th, May 15th, August 15th and November 15th, commencing on August 15th, 2006.
Optional Redemption:	On or after May 15, 2011 at $25 per share (subject to certain exceptions described in the prospectus supplement)
Liquidation preference:	$25 per share
Estimated net proceeds:	$120 million
Trade Date:	May 17, 2006
Settle:	May 24, 2006 (T+5)
Public Offering Price:	$25 per share
Bookrunners:	Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC
Senior Co-Managers:	Credit Suisse Securities (USA) LLC, UBS Securities LLC
CUSIP:	G0450A154
Listing:	Arch intends to apply to have the preferred shares approved for listing on the NYSE under the symbol “ARHPRB”.
Dividends paid on the Series B Non-Cumulative Preferred Shares should qualify as “qualified dividend income” if, as is

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intended, the Series B Non-Cumulative Preferred Shares are approved for listing on the NYSE. Qualified dividend income paid in the taxable years beginning on or before December 31, 2008 to certain shareholders is subject to tax at long-term capital gain rates. Congress has passed a bill which would extend this benefit to taxable years beginning on or before December 31, 2010. Dividends paid on the Series B Non-Cumulative Preferred Shares to U.S. corporate shareholders will not be eligible for the dividends-received deduction. There is a risk that dividends, if any, paid prior to the listing of the Series B Non-Cumulative Preferred Shares on the NYSE may not constitute qualified dividend income.

The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and a preliminary prospectus supplement if you request it by calling Merrill Lynch toll-free at 1-800-248-3580, Citigroup toll-free at 1-877-858-5407, JPMorgan collect at 1-212-834-4533 or Wachovia Securities toll-free at  1-800-326-5897.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

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